UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  December 26, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of May 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-4 Mortgage Pass-Through Certificates, Series 2002-4)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-68812-04                 13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)





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Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-4 Mortgage Pass-through Certificates, Series 2002-4 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of May 1, 2002 among GS Mortgage Securities Corporation, as depositor, and JPMorgan Chase Bank, as Trustee.

     On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

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GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2002-4
Mortgage Pass-Through Certificates, Series 2002-4
----------------------------------------------------------------------------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  December 27, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2002


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                                            GSR MORTGAGE LOAN TRUST 2002-4
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    December 26, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A      164,250,000.00   20,291,616.31  16,223,969.52      52,741.29     16,276,710.81     0.00      0.00        4,067,646.79
A1B      135,028,000.00  135,028,000.00           0.00     543,037.61        543,037.61     0.00      0.00      135,028,000.00
A2A      123,800,000.00            0.00           0.00           0.00              0.00     0.00      0.00                0.00
A2B      207,900,000.00   63,267,286.33  33,870,621.34     196,075.86     34,066,697.20     0.00      0.00       29,396,664.99
A2C      211,729,000.00  211,729,000.00           0.00     992,656.13        992,656.13     0.00      0.00      211,729,000.00
B1        10,409,000.00   10,339,328.91      12,206.80      59,534.76         71,741.56     0.00      0.00       10,327,122.11
B2         5,638,000.00    5,600,262.90       6,611.77      32,246.80         38,858.57     0.00      0.00        5,593,651.13
B3         3,470,000.00    3,446,774.07       4,069.32      19,846.83         23,916.15     0.00      0.00        3,442,704.75
B4         1,735,000.00    1,723,387.04       2,034.66       9,923.41         11,958.07     0.00      0.00        1,721,352.38
B5         1,301,000.00    1,292,291.95       1,525.70       7,441.13          8,966.83     0.00      0.00        1,290,766.25
B6         2,169,467.00    2,070,167.72       2,444.08      11,920.21         14,364.29     0.00      0.00        2,067,723.64
R1               100.00            0.00           0.00           0.00              0.00     0.00      0.00                0.00
R2               100.00            0.00           0.00           0.00              0.00     0.00      0.00                0.00
R3               100.00            0.00           0.00           0.00              0.00     0.00      0.00                0.00
TOTALS   867,429,767.00  454,788,115.23  50,123,483.19   1,925,424.03     52,048,907.22     0.00      0.00      404,664,632.04

X1       299,278,000.00  155,319,616.31           0.00     272,141.55        272,141.55        0.00      0.00   139,095,646.79
X2       543,429,000.00  274,996,286.33           0.00     420,607.93        420,607.93        0.00      0.00   241,125,664.99

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1B     36229RCL1     1,000.00000000     0.00000000    4.02166669    4.02166669  1,000.00000000        A1B        4.826000 %
A2A     36229RCM9         0.00000000     0.00000000    0.00000000    0.00000000      0.00000000        A2A        2.567000 %
A2B     36229RCN7       304.31595156   162.91785156    0.94312583  163.86097739    141.39810000        A2B        3.719000 %
A2C     36229RCP2     1,000.00000000     0.00000000    4.68833334    4.68833334  1,000.00000000        A2C        5.626000 %
B1      36229RCS6       993.30664905     1.17271592    5.71954655    6.89226247    992.13393313        B1         6.909704 %
B2      36229RCT4       993.30665129     1.17271550    5.71954594    6.89226144    992.13393579        B2         6.909704 %
B3      36229RCU1       993.30664841     1.17271470    5.71954755    6.89226225    992.13393372        B3         6.909704 %
B4      36229RCY3       993.30665130     1.17271470    5.71954467    6.89225937    992.13393660        B4         6.909704 %
B5      36299RCZ0       993.30664873     1.17271330    5.71954650    6.89225980    992.13393543        B5         6.909704 %
B6      36229RDA4       954.22872069     1.12658086    5.49453391    6.62111477    953.10213983        B6         6.909704 %
R1      36229RCV9         0.00000000     0.00000000    0.00000000    0.00000000      0.00000000        R1         7.053500 %
R2      36229RCW7         0.00000000     0.00000000    0.00000000    0.00000000      0.00000000        R2         7.053500 %
R3      36229RCX5         0.00000000     0.00000000    0.00000000    0.00000000      0.00000000        R3         7.053500 %
TOTALS                  524.29387661    57.78390954    2.21968867   60.00359822    466.50996707

X1      36229RCQ0       518.98106881     0.00000000    0.90932695    0.90932695    464.77070413        X1         2.102567 %
X2      36229RCR8       506.03903423     0.00000000    0.77398875    0.77398875    443.71144159        X2         1.835405 %

----------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                        Tel: (212)946-7959/Fax: (212)946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------

Aggregate Beginning Scheduled Mortgage Principal Balance
                         Group 1                                                                               164,037,332.49
                         Group 2                                                                               290,750,782.73
                         Total                                                                                 454,788,115.22

Aggregate Ending Scheduled Mortgage Principal Balance
                         Group 1                                                                               147,802,613.50
                         Group 2                                                                               256,862,018.52
                         Total                                                                                 404,664,632.02

Beginning Number of Mortgage Loans
                         Group 1                                                                                          387
                         Group 2                                                                                          598
                         Total                                                                                            985

Ending Number of Mortgage Loans
                         Group 1                                                                                          350
                         Group 2                                                                                          533
                         Total                                                                                            883

Total Available Distrbution Amount                                                                              52,741,656.70

Principal Distrbution Amount Per Group
Aggregate Principal Distrbution Amount Group 1                                                                  16,234,718.99
Aggregate Principal Distrbution Amount Group 2                                                                  33,888,764.21
Total                                                                                                           50,123,483.20

Scheduled Principal Amount
                         Group 1                                                                                   202,267.92
                         Group 2                                                                                   334,828.51
                         Total                                                                                     537,096.43

Total Prepayment Amount                                                                                         49,586,386.77
Prepaid Principal Group 1                                                                                       16,032,451.07
Prepaid Principal Group 2                                                                                       33,553,935.70

Total Liquidation Proceeds                                                                                               0.00
Liquidation Proceeds Group 1                                                                                             0.00
Liquidation Proceeds Group 2                                                                                             0.00

Total Repurchases                                                                                                        0.00
Repurchases Group 1                                                                                                      0.00
Repurchases Group 2                                                                                                      0.00

Total Condemnation Proceeds                                                                                              0.00
Condemnation Proceeds Group 1                                                                                            0.00
Condemnation Proceeds Group 2                                                                                            0.00

Total Insurance Proceeds                                                                                                 0.00
Insurance Proceeds Group 1                                                                                               0.00
Insurance Proceeds Group 2                                                                                               0.00

Service Fee                                                                                                         97,796.04
Trustee Fee                                                                                                          2,842.43

Current Advances                                                                                                         0.00
Aggregate Advances                                                                                                       0.00


Soldiers and Sailors Relief Act Amount                                                                                   0.00
Class A1A Soldiers and Sailors Interest Reduction Amount                                                                 0.00
Class A1B Soldiers and Sailors Interest Reduction Amount                                                                 0.00
Class A2A Soldiers and Sailors Interest Reduction Amount                                                                 0.00
Class A2B Soldiers and Sailors Interest Reduction Amount                                                                 0.00
Class A2C Soldiers and Sailors Interest Reduction Amount                                                                 0.00
Class X1 Soldiers and Sailors Interest Reduction Amount                                                                  0.00
Class X2 Soldiers and Sailors Interest Reduction Amount                                                                  0.00
Class B1 Soldiers and Sailors Interest Reduction Amount                                                                  0.00
Class B2 Soldiers and Sailors Interest Reduction Amount                                                                  0.00
Class B3 Soldiers and Sailors Interest Reduction Amount                                                                  0.00
Class B4 Soldiers and Sailors Interest Reduction Amount                                                                  0.00
Class B5 Soldiers and Sailors Interest Reduction Amount                                                                  0.00
Class B6 Soldiers and Sailors Interest Reduction Amount                                                                  0.00

Prepayment Interest Shortfall Amount                                                                                     0.00
Class A1A Prepayment Interest Shortfall Reduction Amount                                                                 0.00
Class A1B Prepayment Interest Shortfall Reduction Amount                                                                 0.00
Class A2A Prepayment Interest Shortfall Reduction Amount                                                                 0.00
Class A2B Prepayment Interest Shortfall Reduction Amount                                                                 0.00
Class A2C Prepayment Interest Shortfall Reduction Amount                                                                 0.00
Class X1 Prepayment Interest Shortfall Reduction Amount                                                                  0.00
Class X2 Prepayment Interest Shortfall Reduction Amount                                                                  0.00
Class B1 Prepayment Interest Shortfall Reduction Amount                                                                  0.00
Class B2 Prepayment Interest Shortfall Reduction Amount                                                                  0.00
Class B3 Prepayment Interest Shortfall Reduction Amount                                                                  0.00
Class B4 Prepayment Interest Shortfall Reduction Amount                                                                  0.00
Class B5 Prepayment Interest Shortfall Reduction Amount                                                                  0.00
Class B6 Prepayment Interest Shortfall Reduction Amount                                                                  0.00

Scheduled Gross Interest Amount Collected
                         Group 1                                                                                   951,834.41
                         Group 2                                                                                 1,766,977.56
                         Total                                                                                   2,718,811.97

                         Current Realized Loss                                                                           0.00
                         Realized Loss Group 1                                                                           0.00
                         Realized Loss Group 2                                                                           0.00

                         Cummulative Realized Loss                                                                  84,973.83
                         Realized Loss Group 1                                                                           0.00
                         Realized Loss Group 2                                                                      84,973.83

                         Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                 Group 1
                                                                          Principal
                                 Period                Number               Balance               Percentage
                                30-59 days                      0                    0.00                   0.00 %
                                60-89 days                      0                    0.00                   0.00 %
                                90+days                         0                    0.00                   0.00 %
                                Total                       0                        0.00                   0.00 %
                                 Group 2
                                                                          Principal
                                 Period                Number               Balance               Percentage
                                30-59 days                      0                    0.00                   0.00 %
                                60-89 days                      0                    0.00                   0.00 %
                                90+days                         0                    0.00                   0.00 %
                                 Total                          0                    0.00                   0.00 %
                                 Group Totals
                                                                          Principal
                                 Period                Number               Balance               Percentage
                                30-59 days                      0                    0.00                   0.00 %
                                60-89 days                      0                    0.00                   0.00 %
                                90+days                         0                    0.00                   0.00 %
                                 Total                          0                    0.00                   0.00 %

                         Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %

                         Number and Aggregate Principal Amounts of Bankruptcy Loans
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %

                         Number and Aggregate Principal Amounts of REO Loans
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %

Current Interest Shortfall per Class
                         Current Interest Shortfall A1A                                                             0.00
                         Current Interest Shortfall A1B                                                             0.00
                         Current Interest Shortfall A2A                                                             0.00
                         Current Interest Shortfall A2B                                                             0.00
                         Current Interest Shortfall A2C                                                             0.00
                         Current Interest Shortfall X1                                                              0.00
                         Current Interest Shortfall X2                                                              0.00
                         Current Interest Shortfall B1                                                              0.00
                         Current Interest Shortfall B2                                                              0.00
                         Current Interest Shortfall B3                                                              0.00
                         Current Interest Shortfall B4                                                              0.00
                         Current Interest Shortfall B5                                                              0.00
                         Current Interest Shortfall B6                                                              0.00

Interest Shortfall Outstanding per Class
                         Total Interest Shortfall Outstanding A1A                                                   0.00
                         Total Interest Shortfall Outstanding A1B                                                   0.00
                         Total Interest Shortfall Outstanding A2A                                                   0.00
                         Total Interest Shortfall Outstanding A2B                                                   0.00
                         Total Interest Shortfall Outstanding X1                                                    0.00
                         Total Interest Shortfall Outstanding X2                                                    0.00
                         Total Interest Shortfall Outstanding A2C                                                   0.00
                         Total Interest Shortfall Outstanding B1                                                    0.00
                         Total Interest Shortfall Outstanding B2                                                    0.00
                         Total Interest Shortfall Outstanding B3                                                    0.00
                         Total Interest Shortfall Outstanding B4                                                    0.00
                         Total Interest Shortfall Outstanding B5                                                    0.00
                         Total Interest Shortfall Outstanding B6                                                    0.00

                         Group 1 Senior Percentage                                                               94.69 %
                         Group 1 Senior Prepayment Percentage                                                   100.00 %
                         group 1 Subordinate Percentage                                                           5.31 %

                         Group 2 Senior Percentage                                                               94.58 %
                         Group 2 Senior Prepayment Percentage                                                   100.00 %
                         Group 2 Subordinate Percentage                                                           5.42 %


                              Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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